UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 1, 2006
NATURAL GAS SERVICES GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Colorado	1-31398	75-2811855
(State or other jurisdiction	(Commission File	(IRS Employer
of Incorporation or organization)	Number)	Identification No.)

2911 South County Road 1260 Midland, Texas	79706
(Address of Principal Executive Offices)	(Zip Code)
432-563-3974
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On September 1, 2006, Natural Gas Services Group, Inc., as borrower, and Western National Bank, as lender, entered into modification agreements (collectively, the “Modification Agreements”), modifying the following promissory notes (collectively, the “Notes”), each of which evidence a loan facility made available to Natural Gas under the previously reported Sixth Amended and Restated Loan Agreement dated January 3, 2006 (the “Loan Agreement”), between Natural Gas and Western National Bank:
     (1) Revolving Line of Credit Promissory Note dated January 3, 2006, in the original principal amount of $10,000,000.00, as modified by a Modification Agreement dated effective as of March 24, 2006, executed by Natural Gas in favor of Western National Bank (the “Revolving Line of Credit Promissory Note”);
     (2) Term Promissory Note dated January 3, 2005, in the original principal amount of $8,000,000.00, as modified by a Modification Agreement dated May 1, 2005, and as further modified by a Second Modification Agreement dated effective as of March 24, 2006, executed by Natural Gas in favor of Western National Bank (as so modified, the “$8,000,000.00 Term Promissory Note”);
     (3) Multiple Advance Term Promissory Note dated March 14, 2005, in the original principal amount of $10,000,000.00, as modified by a Modification Agreement dated May 1, 2005, and as further modified by a Second Modification Agreement dated effective as of March 24, 2006, executed by Natural Gas in favor of Western National Bank (as so modified, the “10,000,000.00 Multiple Advance Term Promissory Note”); and
     (4) Advancing Line of Credit Promissory Note dated November 3, 2003, in the original principal amount of $10,000,000.00, as modified by a Modification Agreement dated December 15, 2004, a Second Modification Agreement dated May 1, 2005, and as further modified by a Third Modification Agreement dated effective as of March 24, 2006, executed by Natural Gas in favor of Western National Bank (as so modified, the “$10,000,000.00 Advancing Line of Credit Promissory Note”).
     The Modification Agreements entered into by Natural Gas and Western National Bank included the following:
     (1) Second Modification Agreement dated effective as of August 28, 2006, modifying the Revolving Line of Credit Promissory Note;
     (2) Third Modification Agreement dated effective as of August 28, 2006, modifying the $8,000,000.00 Term Promissory Note;
     (3) Third Modification Agreement dated effective as of August 28, 2006, modifying the $10,000,000.00 Multiple Advance Term Promissory Note; and
     (4) Fourth Modification Agreement dated effective as of August 28, 2006, modifying the $10,000,000.00 Advancing Line of Credit Promissory Note.
     Under the Modification Agreements, the annual rate at which each Note bears interest was reduced from a variable rate equal to the “prime rate” as published in the Money Rates section of The Wall Street Journal, to a fixed rate of seven and one-half percent (7.50%).
     The remaining terms and provisions of the Loan Agreement and the Notes remain in full force and effect.

Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits.

Exhibit No.	Description
*10.1	Second Modification Agreement dated effective as of August 28, 2006, by and between Natural Gas Services Group, Inc. and Western National Bank.

*10.2	Third Modification Agreement dated effective as of August 28, 2006, by and between Natural Gas Services Group, Inc. and Western National Bank.

*10.3	Third Modification Agreement dated effective as of August 28, 2006, by and between Natural Gas Services Group, Inc. and Western National Bank.

*10.4	Fourth Modification Agreement dated effective as of August 28, 2006, by and between Natural Gas Services Group, Inc. and Western National Bank.

*	Filed herewith

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURAL GAS SERVICES GROUP, INC.
By:	/s/ Stephen C. Taylor
Stephen C. Taylor, President and CEO

Dated: September 8, 2006

EXHIBIT INDEX

Exhibit No.	Description
*10.1	Second Modification Agreement dated effective as of August 28, 2006, by and between Natural Gas Services Group, Inc. and Western National Bank.

*10.2	Third Modification Agreement dated effective as of August 28, 2006, by and between Natural Gas Services Group, Inc. and Western National Bank.

*10.3	Third Modification Agreement dated effective as of August 28, 2006, by and between Natural Gas Services Group, Inc. and Western National Bank.

*10.4	Fourth Modification Agreement dated effective as of August 28, 2006, by and between Natural Gas Services Group, Inc. and Western National Bank.

*	Filed herewith